UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
September 4, 2007
Date of Report (Date of earliest event reported)
VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11015 (Commission File Number)	36-1169950 (IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona (Address of principal executive offices)	85004-4545 (Zip Code)
Registrant’s telephone number, including area code: (602) 207-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1

Item 8.01 OTHER EVENTS
     On September 4, 2007, Viad Corp (the “Company”) was informed by the administrative agent for the Company’s $150,000,000 Amended and Restated Credit Agreement dated as of June 15, 2006 (“Credit Agreement”) that all lenders approved an amendment to the Credit Agreement, which amended the limitation on the Company to repurchase its common stock by increasing the aggregate dollar amount of repurchases by $50,000,000 during the term of the Credit Agreement. The effective date of the amendment is August 27, 2007. A copy of Amendment No. 1 to the Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

99.1	—	Copy of Amendment No. 1 to $150,000,000 Amended and Restated Credit Agreement dated as of June 15, 2006, effective as of August 27, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)
September 5, 2007	By	/s/ G. Michael Latta
G. Michael Latta
Vice President - Controller (Chief Accounting Officer and Authorized Signer)